SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   JANUARY 13, 1999
                                                 -------------------------------


                              SOLECTRON CORPORATION
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               (Exact name of registrant as specified in charter)

          DELAWARE                      1-11098                  94-2447045
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(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)          Identification No.)

777 GIBRALTAR DRIVE, MILPITAS, CALIFORNIA                          95035
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code          (408) 957-8500
                                                   -----------------------------

                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS

On January 13, 1999, the Registrant issued a press release regarding the offer of convertible senior notes which included the following statements:

MILPITAS, California -- Solectron Corporation (NYSE: SLR), a worldwide provider of customized electronics manufacturing solutions to original equipment manufacturers (OEMs), today announced that it intends, subject to market and other conditions, to raise approximately US$500 million (excluding proceeds of the over-allotment option, if any) through an offering of convertible senior notes to qualified institutional investors.

The company stated that it intends to use the net proceeds of the offering for general corporate purposes, including capital expenditures and to meet working capital needs. A portion of the net proceeds also may be used to acquire or invest in complementary businesses or products or to obtain the right to complementary technologies.

This news release does not constitute an offer to sell or the solicitation of an offer to buy the securities. Any offers of the securities will be made only by means of a private offering memorandum. The securities to be offered will not be registered under the Securities Act of 1933, as amended, or applicable state securities laws, and may not be offered or sold in the United States absent registration under the Securities Act and applicable state securities laws or available exemptions from such registration requirements.

On January 22, 1999, the Registrant issued a press release regarding the sale of convertible senior notes which included the following statements:

MILPITAS, California -- Solectron Corporation (NYSE: SLR), a worldwide provider of customized electronics manufacturing solutions to original equipment manufacturers (OEMs), today announced that it sold convertible senior notes to qualified institutional investors in a private offering. The convertible senior notes were priced with a yield to maturity of 4 percent and will result in gross proceeds to the company of approximately US$700 million (excluding the proceeds from an over-allotment option, if any).

The company stated that it intends to use the net proceeds of the offering for general corporate purposes, including capital expenditures and to meet working capital needs. A portion of the net proceeds also may be used to acquire or invest in complementary businesses or products or to obtain the right to complementary technologies.

This news release does not constitute an offer to sell or the solicitation of an offer to buy the securities. Any offers of the securities will be made only by means of a private offering memorandum. The securities to be offered will not be registered under the Securities Act of 1933, as amended, or applicable state securities laws, and may not be offered or sold in the United States absent registration under the Securities Act and applicable state securities laws or available exemptions from such registration requirements.

SOLECTRON CORPORATION


SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       SOLECTRON CORPORATION
                                       (Registrant)


Date:  January 26, 1999





                                       /s/ Susan S. Wang
                                       ----------------------------------------
                                       Susan S. Wang
                                       Senior Vice President, Chief
                                       Financial Officer and Secretary
                                      (Principal Financial and
                                       Accounting Officer)



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